UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2004

__________________________________________________

PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in charter)

__________________________________________________

Nevada	000-3009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Office)	(Zip Code)

(702) 454-7318

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER INFORMATION

Press Release

        On July 12, 2004, the Registrant issued a press release to announce that it has retained XXR Consulting, Inc. to join its financial communications and investor relations campaign. XXR Consulting is a New York based agency that provides a variety of custom services for public companies seeking results-oriented investor relations programs. Selection of the investor relations firm follows several weeks of negotiations between the two companies. As consideration for its services, XXR was issued 120,000 shares of the Registrant's common stock.

        A copy of the press release is attached hereto as Exhibit 99 and a copy of the XXR Consulting Agreement is attached as Exhibit 10.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

10 -XXR Consulting Agreement dated May 21, 2004.

99 -Press Release dated July 12, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                            PETROL OIL AND GAS, INC.

                                                                                                            By: /S/Paul Branagan

                                                                                                                  Paul Branagan, President

Date: July 14, 2004